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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 21, 1997


Commission File Number: 1-6828               Commission File Number: 1-7959
        STARWOOD LODGING                             STARWOOD LODGING
             TRUST                                     CORPORATION

 (Exact name of registrant as                 (Exact name of registrant as
  specified in its charter)                    specified in its charter)

             MARYLAND                                    MARYLAND
  (State or other jurisdiction                (State or other jurisdiction
of incorporation or organization)           of incorporation or organization)

            52-0901263                                  52-1193298
(I.R.S. employer identification no.)       (I.R.S. employer identification no.)

2231 East Camelback Road, Suite 410       2231 East Camelback Road, Suite 400
      Phoenix, Arizona 85016                    Phoenix, Arizona 85016
(Address of principal executive             (Address of principal executive
  offices, including zip code)                offices, including zip code)

       (602) 852-3900                                  (602) 852-3900
(Registrant's telephone number,              (Registrant's telephone number,
      including area code)                         including area code)

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ITEM 7.         FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                AND EXHIBITS

EXHIBIT 99.1 Indenture Trustee's Statement of Eligibility and Qualification on Form T-1, filed in connection with the Registrants' Registration Statements on Form S-3 (Registration Nos. 333-13411 and 333-13411-01).
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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


STARWOOD LODGING TRUST                  STARWOOD LODGING CORPORATION


By: /s/ Ronald C. Brown                 By: /s/ Alan M. Schnaid
   -----------------------------           -----------------------------
   Ronald C. Brown                         Alan M. Schnaid
   Senior Vice President and               Vice President and
   Chief Financial Officer                 Corporate Controller


Date: March 25, 1997